UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2013

Semi-Annual Repor t

ClearBridge

International All Cap

Opportunity Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	ClearBridge International All Cap Opportunity Fund

Fund objective

The Fund seeks total return on its assets from growth of capital and income.

Fund and subadviser name changes

Prior to January 1, 2013, the Fund was known as Legg Mason Global Currents International All Cap Opportunity Fund. Effective April 1, 2013, ClearBridge Investments, LLC (“ClearBridge”) became the successor in interest to ClearBridge Global Currents Investment Management, LLC (formerly Global Currents Investment Management, LLC) as subadviser to the Fund. There was no change in the Fund’s investment objective, strategy or portfolio managers as a result of these changes.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge International All Cap Opportunity Fund for the six-month reporting period ended April 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 3, 2013

ClearBridge International All Cap Opportunity Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended April 30, 2013 (the “reporting period”), but it did so at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. Economic growth then improved, as the U.S. Department of Commerce’s second estimate for first quarter 2013 GDP growth, released after the reporting period ended, was 2.4%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 3.4% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. The unemployment rate fluctuated between 7.8% and 7.9% through January 2013. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April, the lowest level since December 2008. In addition, the number of longer-term unemployed has declined in recent months. In February 2013, more than 40% of the people without a job had been out of work for more than six months. This fell to 37.4% in April 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 0.6% on a seasonally adjusted basis in April 2013 versus the previous month and were 9.7% higher than in April 2012. In addition, the NAR reported that the median existing-home price for all housing types was $192,800 in April 2013, up 11.0% from April 2012. This marked the fourteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose in April to a 5.2 month supply at the current sales pace, it was 13.60% lower than in April 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the U.S. manufacturing sector modestly contracted in November 2012, with a reading of 49.5 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing expanded over the next five months, with the PMI at 50.7 in April 2013. During April, 14 of the 18 industries within the PMI expanded.

Growth generally moderated overseas and, in some cases, fell back into a recession. In its April 2013 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Emerging market and developing economies are still going strong, but in advanced economies, there appears to be a growing bifurcation between the United States on one hand and the euro area on the other.” The IMF projects that global growth will increase from 3.2% in 2012 to 3.3% in 2013. From a regional perspective, the IMF anticipates 2013 growth will be -0.3% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 5.1% in 2012 to 5.3% in 2013. In particular, China’s economy is expected to grow 8.0% in 2013, versus 7.8% in 2012. Elsewhere, the IMF projects that growth in India will increase from 4.0% in 2012 to 5.7% in 2013.

IV	ClearBridge International All Cap Opportunity Fund

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its September 2012 meeting, prior to the beginning of the reporting period, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting that ended on May 1, 2013, after the reporting period ended, the Fed said it would continue its asset purchase program.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% prior to the beginning of the period, at the time a record low. In September the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, after the reporting period ended, the ECB cut rates to a new record low of 0.50%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Then, in January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratios for banks.

Performance review

For the six months ended April 30, 2013, Class A shares of ClearBridge International All Cap Opportunity Fund, excluding sales charges, returned 12.86%. The Fund’s unmanaged benchmark, the MSCI All Country World Index Ex-U.S.vi returned 12.78% for the same period. The Lipper International Multi-Cap Value Funds Category Average1 returned 13.93% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 87 funds in the Fund’s Lipper category, and excluding sales charges.

ClearBridge International All Cap Opportunity Fund	V

Performance Snapshot as of April 30, 2013 (unaudited)
(excluding sales charges)	6 months
ClearBridge International All Cap Opportunity Fund:
Class A	12.86%
Class B1	12.23%
Class C	12.35%
Class I	13.06%
Class IS	13.06%
MSCI All Country World Index Ex-U.S.	12.78%
Lipper International Multi-Cap Value Funds Category Average[2]	13.93%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect compensating balance arrangements, fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2013, the gross total annual operating expense ratios for Class A, Class B, Class C, Class I and Class IS shares were 1.56%, 2.83%, 2.28%, 1.32% and 0.99%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.45% for Class A shares, 2.45% for Class B shares, 2.20% for Class C shares and 1.15% for Class I shares. In addition, the total annual operating expenses for Class IS shares will not exceed those for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 87 funds in the Fund’s Lipper category, and excluding sales charges.

VI	ClearBridge International All Cap Opportunity Fund

Investment commentary (cont’d)

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. In October 2012, prior to the beginning of the period, the market experienced a setback given renewed concerns about the economy and the upcoming “fiscal cliff.” While these and other macro issues, including the European sovereign debt crisis and uncertainties surrounding the impact of sequestration, weighed on investor sentiment at times, the market posted positive results during all six months of the reporting period. For the six months ended April 30, 2013, the S&P 500 Indexvii returned 14.42%.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the six months ended April 30, 2013, with the Russell Midcap Indexviii returning 18.90%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexix, returned 15.05% and the small-cap Russell 2000 Indexx returned 16.58%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthxi and Russell 3000 Valuexii Indices, returned 13.93% and 16.33%, respectively.

Q. How did the international stock markets perform during the reporting period?

A. The international developed stock market, as measured by the MSCI EAFE Indexxiii posted a strong return and outperformed the S&P 500 Index during the six months ended April 30, 2013, returning 16.90%. Emerging market equities, in contrast, produced a more modest gain, as the MSCI Emerging Markets Indexxiv returned 5.29%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 3, 2013

RISKS: The Fund is subject to certain risks of overseas investing not associated with domestic investing, including currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Diversification does not assure against market loss. The Fund may use derivatives, such as forward foreign currency contracts, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

ClearBridge International All Cap Opportunity Fund	VII

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

The MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”) is a market-capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. includes both developed and emerging markets.

vii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

viii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

ix

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[x]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

xi

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xii

The Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xiii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xiv	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2013 and October 31, 2012 and does not include derivatives such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%

2	ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2012 and held for the six months ended April 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	12.86%	$1,000.00	$1,128.60	1.47%	$7.76	Class A	5.00%	$1,000.00	$1,017.50	1.47%	$7.35
Class B	12.23	1,000.00	1,122.30	2.56	13.47	Class B	5.00	1,000.00	1,012.10	2.56	12.77
Class C	12.35	1,000.00	1,123.50	2.22	11.69	Class C	5.00	1,000.00	1,013.79	2.22	11.08
Class I	13.06	1,000.00	1,130.60	1.15	6.08	Class I	5.00	1,000.00	1,019.09	1.15	5.76
Class IS	13.06	1,000.00	1,130.60	0.99	5.23	Class IS	5.00	1,000.00	1,019.89	0.99	4.96

[1]	For the six months ended April 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2013

ClearBridge International All Cap Opportunity Fund

Security	Shares	Value
Common Stocks — 95.6%
Consumer Discretionary — 17.1%
Auto Components — 1.5%
Bridgestone Corp.	91,236	$3,439,425
Automobiles — 2.1%
Daimler AG, Registered Shares	45,080	2,494,352
Toyota Motor Corp.	40,000	2,314,202
Total Automobiles		4,808,554
Hotels, Restaurants & Leisure — 2.7%
Carnival PLC	108,900	3,924,507
OPAP SA	241,870	2,385,796
Total Hotels, Restaurants & Leisure		6,310,303
Household Durables — 1.8%
Corporacion GEO SA de CV, Series B Shares	1,326,830	460,041	*
Electrolux AB	135,020	3,822,863
Total Household Durables		4,282,904
Internet & Catalog Retail — 1.0%
Dena Co., Ltd.	81,002	2,309,120
Media — 2.7%
Publicis Groupe SA	52,440	3,647,796
WPP PLC	163,400	2,700,617
Total Media		6,348,413
Multiline Retail — 2.0%
Myer Holdings Ltd.	1,401,428	4,663,683
Specialty Retail — 2.2%
Esprit Holdings Ltd.	1,015,772	1,424,148
Tom Tailor Holding AG	70,850	1,510,156
Yamada Denki Co., Ltd.	45,560	2,194,227
Total Specialty Retail		5,128,531
Textiles, Apparel & Luxury Goods — 1.1%
Anta Sports Products Ltd.	1,487,350	1,241,990
Xtep International Holdings Ltd.	2,878,890	1,205,697
Total Textiles, Apparel & Luxury Goods		2,447,687
Total Consumer Discretionary		39,738,620
Consumer Staples — 8.6%
Beverages — 2.4%
Anheuser-Busch InBev NV, Strip VVPR	72,800	0	*(a)(b)(c)
C&C Group PLC	890,314	5,565,855
Total Beverages		5,565,855

See Notes to Financial Statements.

4	ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

ClearBridge International All Cap Opportunity Fund

Security	Shares	Value
Food Products — 6.2%
Aryzta AG	81,140	$5,035,253	*
CSM	127,030	2,842,295
Koninklijke Wessanen NV	402,870	1,413,411
Marine Harvest ASA	4,811,230	5,006,048	*
Total Food Products		14,297,007
Total Consumer staples		19,862,862
Energy — 4.2%
Energy Equipment & Services — 0.9%
Lamprell PLC	986,950	2,215,299
Oil, Gas & Consumable Fuels — 3.3%
Cairn Energy PLC	430,261	1,928,846	*
Canadian Natural Resources Ltd.	116,660	3,421,810
Total SA	45,184	2,277,260
Total Oil, Gas & Consumable Fuels		7,627,916
Total Energy		9,843,215
Financials — 21.9%
Capital Markets — 3.7%
Man Group PLC	2,305,240	3,659,623
UBS AG, Registered Shares	271,981	4,855,759	*
Total Capital Markets		8,515,382
Commercial Banks — 10.1%
Aozora Bank Ltd.	745,000	2,330,871
Banco Santander SA	347,525	2,513,084
Barclays PLC	1,296,468	5,760,670
Erste Bank der Oesterreichischen Sparkassen AG	90,580	2,839,087	*
HSBC Holdings PLC	245,880	2,686,931
Lloyds TSB Group PLC	5,884,510	4,966,144	*
Sumitomo Mitsui Financial Group Inc.	50,500	2,385,521
Total Commercial Banks		23,482,308
Insurance — 6.6%
AXA SA	296,396	5,548,667
Direct Line Insurance Group PLC	1,280,300	4,027,226
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	16,970	3,393,643
Royal & Sun Alliance Insurance Group PLC	1,317,931	2,278,542
Total Insurance		15,248,078
Real Estate Management & Development — 1.5%
GAGFAH SA	271,500	3,504,010	*
Total Financials		50,749,778

See Notes to Financial Statements.

ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report	5

ClearBridge International All Cap Opportunity Fund

Security	Shares	Value
Health Care — 6.6%
Health Care Providers & Services — 3.1%
Celesio AG	121,580	$2,405,726
Rhoen-Klinikum AG	221,840	4,738,710
Total Health Care Providers & Services		7,144,436
Pharmaceuticals — 3.5%
Bayer AG, Registered Shares	24,560	2,562,316
H. Lundbeck A/S	109,330	2,186,175
Teva Pharmaceutical Industries Ltd., ADR	89,140	3,413,170
Total Pharmaceuticals		8,161,661
Total Health Care		15,306,097
Industrials — 18.6%
Aerospace & Defense — 2.7%
Qinetiq Group PLC	1,059,300	3,116,508
Safran SA	64,960	3,190,126
Total Aerospace & Defense		6,306,634
Building Products — 0.9%
Noritz Corp.	98,040	2,076,756
Commercial Services & Supplies — 3.8%
Mitie Group PLC	554,110	2,377,327
Shanks Group PLC	2,005,880	2,547,194
Séché Environnement	95,000	3,770,824
Total Commercial Services & Supplies		8,695,345
Electrical Equipment — 1.0%
Saft Groupe SA	95,600	2,353,080
Industrial Conglomerates — 2.7%
Orkla ASA	446,780	4,021,136
Rheinmetall AG	46,610	2,207,642
Total Industrial Conglomerates		6,228,778
Machinery — 2.0%
JTEKT Corp.	215,400	2,189,685
Krones AG	35,680	2,481,478
Total Machinery		4,671,163
Marine — 0.3%
Baltic Trading Ltd.	175,860	610,234
Professional Services — 4.0%
Adecco SA	69,580	3,721,460	*
Teleperformance	124,450	5,477,354
Total Professional Services		9,198,814

See Notes to Financial Statements.

6	ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

ClearBridge International All Cap Opportunity Fund

Security	Shares	Value
Transportation Infrastructure — 1.2%
Yuexiu Transport Infrastructure Ltd.	3,347,050	$1,712,311
Zhejiang Expressway Co., Ltd., Class H Shares	1,495,080	1,175,233
Total Transportation Infrastructure		2,887,544
Total Industrials		43,028,348
Information Technology — 11.3%
Communications Equipment — 2.1%
Telefonaktiebolaget LM Ericsson, Class B Shares	382,090	4,769,456
Electronic Equipment, Instruments & Components — 2.9%
Hitachi Ltd.	580,000	3,700,672
LG Display Co., Ltd., ADR	86,580	1,187,877	*
Nippon Electric Glass Co., Ltd.	381,900	1,943,093
Total Electronic Equipment, Instruments & Components		6,831,642
IT Services — 5.5%
Accenture PLC, Class A Shares	49,880	4,062,227
Amadeus IT Holding SA, Class A Shares	55,170	1,628,588
Indra Sistemas SA	333,970	4,490,582
Travelsky Technology Ltd., Class H Shares	4,076,170	2,589,579
Total IT Services		12,770,976
Software — 0.8%
Square Enix Co., Ltd.	143,349	1,754,273
Total Information Technology		26,126,347
Materials — 7.3%
Chemicals — 2.8%
Akzo Nobel NV	68,774	4,146,384
Borregaard ASA	274,390	1,099,178
Wacker Chemie AG	14,960	1,143,085
Total Chemicals		6,388,647
Construction Materials — 2.1%
HeidelbergCement AG	68,850	4,957,041
Containers & Packaging — 1.4%
Rexam PLC	419,868	3,368,623
Metals & Mining — 1.0%
Voestalpine AG	73,080	2,281,434
Total Materials		16,995,745
Total Common Stocks (Cost — $193,223,796)		221,651,012

See Notes to Financial Statements.

ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report	7

ClearBridge International All Cap Opportunity Fund

Security			Shares	Value
Preferred Stocks — 1.0%
Financials — 1.0%
Commercial Banks — 1.0%
Itau Unibanco Banco Multiple SA, ADR (Cost — $1,992,914)			142,080	$2,391,206
Total Investments before Short-Term Investments (Cost — $195,216,710)				224,042,218

Rate		Maturity Date	Face Amount
Short-Term Investments — 9.2%
Repurchase Agreements — 9.2%
Interest in $975,000,000 joint tri-party repurchase agreement dated 4/30/13 with RBS Securities Inc.; Proceeds at maturity — $21,319,077; (Fully collateralized by various U.S. government obligations, 1.000% to 4.750% due 5/15/14 to 5/15/21; Market value — $21,745,437) (Cost — $21,319,000)	0.130%	5/1/13	$21,319,000	21,319,000
Total Investments — 105.8% (Cost — $216,535,710#)				245,361,218
Liabilities in Excess of Other Assets — (5.8)%				(13,488,241)
Total Net Assets — 100.0%				$231,872,977

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Illiquid security.

(c)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
Strip VVPR	— Verminderde Voorheffing Précompte Réduit (Belgium dividend coupon)

See Notes to Financial Statements.

8	ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

ClearBridge International All Cap Opportunity Fund

Summary of Investments by Country**
United Kingdom	16.6%
Germany	11.4
Japan	10.9
France	10.7
Switzerland	5.5
Norway	4.1
Ireland	3.9
Spain	3.5
Sweden	3.5
Netherlands	3.4
China	2.7
Austria	2.1
Australia	1.9
Luxembourg	1.4
Canada	1.4
Israel	1.4
Jersey	1.1
Brazil	1.0
Greece	1.0
Isle of Man	0.9
Denmark	0.9
Hong Kong	0.6
Cayman Islands	0.5
South Korea	0.5
Marshall Islands	0.2
Mexico	0.2
Belgium	0.0 †
Short-Term Investments	8.7
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2013 and are subject to change.

†	Represents less than 0.1%.

See Notes to Financial Statements.

ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

April 30, 2013

Assets:
Investments, at value (Cost — $216,535,710)	$245,361,218
Foreign currency, at value (Cost — $144,037)	145,262
Cash	198
Receivable for securities sold	1,411,927
Dividends and interest receivable	1,321,805
Receivable for Fund shares sold	162,453
Prepaid expenses	43,576
Total Assets	248,446,439

Liabilities:
Payable for securities purchased	15,463,813
Unrealized depreciation on forward foreign currency contracts	497,520
Payable for Fund shares repurchased	253,685
Investment management fee payable	150,459
Service and/or distribution fees payable	27,507
Accrued expenses	180,478
Total Liabilities	16,573,462
Total Net Assets	$231,872,977

Net Assets:
Par value (Note 7)	$243
Paid-in capital in excess of par value	255,621,938
Undistributed net investment income	1,764,493
Accumulated net realized loss on investments and foreign currency transactions	(53,856,203)
Net unrealized appreciation on investments and foreign currencies	28,342,506
Total Net Assets	$231,872,977

Shares Outstanding:
Class A	7,935,287
Class B	259,877
Class C	1,620,638
Class I	638,336
Class IS	13,842,081

Net Asset Value:
Class A (and redemption price)	$9.65
Class B*	$8.44
Class C*	$8.04
Class I (and redemption price)	$9.52
Class IS (and redemption price)	$9.68
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.24

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

10	ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2013

Investment Income:
Dividends	$3,472,347
Interest	4,609
Less: Foreign taxes withheld	(240,901)
Total Investment Income	3,236,055

Expenses:
Investment management fee (Note 2)	954,398
Service and/or distribution fees (Notes 2 and 5)	166,556
Transfer agent fees (Note 5)	146,682
Custody fees	38,232
Registration fees	34,832
Audit and tax	19,157
Shareholder reports	19,106
Legal fees	16,552
Fund accounting fees	11,102
Trustees’ fees	8,625
Insurance	2,672
Miscellaneous expenses	3,685
Total Expenses	1,421,599
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(33,912)
Net Expenses	1,387,687
Net Investment Income	1,848,368

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	8,986,098
Foreign currency transactions	(19,582)
Net Realized Gain	8,966,516
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	16,957,421
Foreign currencies	(478,535)
Change in Net Unrealized Appreciation (Depreciation)	16,478,886
Net Gain on Investments and Foreign Currency Transactions	25,445,402
Increase in Net Assets from Operations	$27,293,770

See Notes to Financial Statements.

ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended April 30, 2013 (unaudited) and the Year Ended October 31, 2012	2013	2012

Operations:
Net investment income	$1,848,368	$4,256,449
Net realized gain	8,966,516	9,686,891
Change in net unrealized appreciation (depreciation)	16,478,886	6,561,962
Increase in Net Assets From Operations	27,293,770	20,505,302

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(4,100,007)	(3,000,005)
Decrease in Net Assets From Distributions to Shareholders	(4,100,007)	(3,000,005)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	15,060,624	21,224,013
Reinvestment of distributions	4,020,970	2,958,671
Cost of shares repurchased	(27,271,984)	(44,391,861)
Decrease in Net Assets From Fund Share Transactions	(8,190,390)	(20,209,177)
Increase (Decrease) in Net Assets	15,003,373	(2,703,880)

Net Assets:
Beginning of period	216,869,604	219,573,484
End of period*	$231,872,977	$216,869,604
* Includes undistributed net investment income of:	$1,764,493	$4,016,132

See Notes to Financial Statements.

12	ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$8.69	$8.01	$8.42	$7.59	$6.19	$16.12

Income (loss) from operations:
Net investment income	0.07	0.14	0.10	0.07	0.08	0.11
Net realized and unrealized gain (loss)	1.04	0.63	(0.39)	0.82 [3]	1.42	(5.74)
Proceeds from settlement of a regulatory matter	—	—	—	0.04	—	—
Total income (loss) from operations	1.11	0.77	(0.29)	0.93	1.50	(5.63)

Less distributions from:
Net investment income	(0.15)	(0.09)	(0.12)	(0.10)	(0.10)	(0.13)
Net realized gains	—	—	—	—	—	(4.17)
Total distributions	(0.15)	(0.09)	(0.12)	(0.10)	(0.10)	(4.30)

Net asset value, end of period	$9.65	$8.69	$8.01	$8.42	$7.59	$6.19
Total return[4]	12.86%	9.84%	(3.59)%	12.28%[5]	24.68%	(46.51)%

Net assets, end of period (000s)	$76,545	$68,277	$68,900	$72,855	$70,674	$64,767

Ratios to average net assets:
Gross expenses	1.53%[6]	1.56%	1.51%	1.46%	1.50%	1.36%
Net expenses[7]	1.47 [6,8,9]	1.56	1.51	1.46	1.50	1.36
Net investment income	1.45 [6]	1.71	1.16	0.85	1.25	1.12

Portfolio turnover rate	16%	65%	33%	76%	82%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2013 (unaudited).

[3]	The amount includes a payment of $0.61 per share received due to the settlement of a regulatory matter.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects payments received due to the settlement of two regulatory matters. Absent these payments, the total return would have been 3.61%. Class A received $368,065 related to one of these settlements. See Note 9 for information regarding the other settlement.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, effective December 1, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report	13

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class B Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$7.57	$6.99	$7.67	$6.66	$5.46	$14.77

Income (loss) from operations:
Net investment income (loss)	0.01	0.03	(0.01)	(0.02)	(0.00) [3]	0.01
Net realized and unrealized gain (loss)	0.91	0.56	(0.32)	0.72 [4]	1.25	(5.10)
Proceeds from settlement of a regulatory matter	—	—	—	0.32	—	—
Total income (loss) from operations	0.92	0.59	(0.33)	1.02	1.25	(5.09)

Less distributions from:
Net investment income	(0.05)	(0.01)	(0.35)	(0.01)	(0.05)	(0.05)
Net realized gains	—	—	—	—	—	(4.17)
Total distributions	(0.05)	(0.01)	(0.35)	(0.01)	(0.05)	(4.22)

Net asset value, end of period	$8.44	$7.57	$6.99	$7.67	$6.66	$5.46
Total return[5]	12.23%	8.45%	(4.76)%	15.31%[6]	23.09%	(47.02)%

Net assets, end of period (000s)	$2,193	$2,420	$3,372	$4,892	$5,575	$6,334

Ratios to average net assets:
Gross expenses	2.95%[7]	2.83%	2.72%	2.58%	2.77%	2.30%
Net expenses[8]	2.56 [7,9,10]	2.83	2.72	2.58	2.77	2.30
Net investment income (loss)	0.23 [7]	0.40	(0.07)	(0.29)	(0.04)	0.13

Portfolio turnover rate	16%	65%	33%	76%	82%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2013 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]	The amount includes a payment of $0.54 per share received due to the settlement of a regulatory matter.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects payments received due to the settlement of two regulatory matters. Absent these payments, the total return would have been 2.38%. Class B received $230,071 related to one of these settlements. See Note 9 for information regarding the other settlement.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, effective December 1, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$7.26	$6.70	$7.10	$6.37	$5.21	$14.30

Income (loss) from operations:
Net investment income (loss)	0.02	0.07	0.02	(0.00) [3]	0.02	0.02
Net realized and unrealized gain (loss)	0.87	0.53	(0.31)	0.69 [4]	1.20	(4.89)
Proceeds from settlement of a regulatory matter	—	—	—	0.08	—	—
Total income (loss) from operations	0.89	0.60	(0.29)	0.77	1.22	(4.87)

Less distributions from:
Net investment income	(0.11)	(0.04)	(0.11)	(0.04)	(0.06)	(0.05)
Net realized gains	—	—	—	—	—	(4.17)
Total distributions	(0.11)	(0.04)	(0.11)	(0.04)	(0.06)	(4.22)

Net asset value, end of period	$8.04	$7.26	$6.70	$7.10	$6.37	$5.21
Total return[5]	12.35%	9.09%	(4.26)%	12.04%[6]	23.59%	(47.02)%

Net assets, end of period (000s)	$13,032	$12,503	$14,118	$20,432	$23,743	$23,535

Ratios to average net assets:
Gross expenses	2.29%[7]	2.28%	2.30%	2.31%	2.44%	2.23%
Net expenses[8]	2.22 [7,9,10]	2.28	2.30	2.31	2.44	2.23
Net investment income (loss)	0.65 [7]	0.98	0.34	(0.01)	0.32	0.24

Portfolio turnover rate	16%	65%	33%	76%	82%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2013 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]	The amount includes a payment of $0.51 per share received due to the settlement of a regulatory matter.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects payments received due to the settlement of two regulatory matters. Absent these payments, the total return would have been 2.73%. Class C received $255,093 related to one of these settlements. See Note 9 for information regarding the other settlement.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, effective December 1, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$8.59	$7.92	$8.28	$7.50	$6.12	$16.16

Income (loss) from operations:
Net investment income	0.10	0.17	0.13	0.10	0.12	0.19
Net realized and unrealized gain (loss)	1.01	0.62	(0.38)	0.80 [3]	1.39	(5.88)
Proceeds from settlement of a regulatory matter	—	—	—	0.01	—	—
Total income (loss) from operations	1.11	0.79	(0.25)	0.91	1.51	(5.69)

Less distributions from:
Net investment income	(0.18)	(0.12)	(0.11)	(0.13)	(0.13)	(0.18)
Net realized gains	—	—	—	—	—	(4.17)
Total distributions	(0.18)	(0.12)	(0.11)	(0.13)	(0.13)	(4.35)

Net asset value, end of period	$9.52	$8.59	$7.92	$8.28	$7.50	$6.12
Total return[4]	13.06%	10.27%	(3.17)%	12.23%[5]	25.16%	(47.11)%

Net assets, end of period (000s)	$6,074	$3,290	$2,097	$1,043	$79	$36

Ratios to average net assets:
Gross expenses	1.21%[6]	1.32%	1.31%	1.29%	1.09%	0.93%
Net expenses[7]	1.15 [6,8,9]	1.15 [8,9]	1.13 [8,9]	1.14 [8,9]	1.03 [8,9]	0.93
Net investment income	2.14 [6]	2.19	1.57	1.23	1.91	1.73

Portfolio turnover rate	16%	65%	33%	76%	82%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2013 (unaudited).

[3]	The amount includes a payment of $0.60 per share received due to the settlement of a regulatory matter.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects payments received due to the settlement of two regulatory matters. Absent these payments, the total return would have been 3.96%. Class I received $363 related to one of these settlements. See Note 9 for information regarding the other settlement.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2013[2]	2012	2011	2010	2009	2008[3]

Net asset value, beginning of period	$8.74	$8.06	$8.42	$7.63	$6.22	$9.15

Income (loss) from operations:
Net investment income	0.09	0.19	0.14	0.11	0.11	0.02
Net realized and unrealized gain (loss)	1.04	0.62	(0.38)	0.82 [4]	1.43	(2.95)
Total income (loss) from operations	1.13	0.81	(0.24)	0.93	1.54	(2.93)

Less distributions from:
Net investment income	(0.19)	(0.13)	(0.12)	(0.14)	(0.13)	—
Total distributions	(0.19)	(0.13)	(0.12)	(0.14)	(0.13)	—

Net asset value, end of period	$9.68	$8.74	$8.06	$8.42	$7.63	$6.22
Total return[5]	13.06%	10.38%	(3.00)%	12.24%[6]	25.25%	(32.02)%

Net assets, end of period (000s)	$134,029	$130,380	$131,086	$135,671	$122,778	$92,313

Ratios to average net assets:
Gross expenses	0.99%[7]	0.99%	1.00%	1.00%	0.99%	0.94%[7]
Net expenses[8]	0.99 [7,9]	0.99 [9]	1.00 [9]	1.00 [9]	0.99 [9]	0.94 [7]
Net investment income	1.86 [7]	2.29	1.67	1.32	1.78	0.87 [7]

Portfolio turnover rate	16%	65%	33%	76%	82%	68%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2013 (unaudited).

[3]	For the period August 4, 2008 (inception date) to October 31, 2008.

[4]	The amount includes a payment of $0.61 per share received due to the settlement of a regulatory matter.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 4.10% (Note 9).

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed those of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge International All Cap Opportunity Fund (formerly Legg Mason Global Currents International All Cap Opportunity Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party

18	ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report	19

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Common stocks:
Consumer staples	$19,862,862	—	$0	*	$19,862,862
Other common stocks	201,788,150	—	—		201,788,150
Preferred stocks	2,391,206	—	—		2,391,206
Total long-term investments	$224,042,218	—	$0	*	$224,042,218
Short-term investments†	—	$21,319,000	—		21,319,000
Total investments	$224,042,218	$21,319,000	$0	*	$245,361,218

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Forward foreign currency contracts	—	$497,520	—		$497,520

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency

20	ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or

ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report	21

losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of April 30, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $497,520. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

22	ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Global Currents Investment Management, LLC (“ClearBridge Global Currents”) (formerly Global Currents Investment Management, LLC) is the Fund’s subadviser. Effective April 1, 2013, ClearBridge Investments, LLC (“ClearBridge”) became the successor in interest to ClearBridge Global Currents as subadviser to the Fund. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report	23

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge Global Currents (after April 1, 2013, ClearBridge) and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.15% and total annual operating expenses for Class IS shares did not exceed those of Class I shares. Effective December 1, 2012, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class B, and Class C shares did not exceed 1.45%, 2.45% and 2.20%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the six months ended April 30, 2013, fees waived and/or expenses reimbursed amounted to $33,912.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2013, LMIS and its affiliates retained sales charges of $21,277 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$5	$1,746	$53

24	ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$36,294,471
Sales	53,241,672

At April 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$37,297,510
Gross unrealized depreciation	(8,472,002)
Net unrealized appreciation	$28,825,508

At April 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	State Street Bank & Trust Co.	16,200,000	$21,336,228	5/15/13	$(497,520)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2013.

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$497,520

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$5,911

ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report	25

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(497,520)

During the six months ended April 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)†	$159,799
Forward foreign currency contracts (to sell)	6,015,449

†	At April 30, 2013, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$90,997	$107,848
Class B	11,676	11,243
Class C	63,883	19,056
Class I	—	4,828
Class IS	—	3,707
Total	$166,556	$146,682

For the six months ended April 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$23,933
Class B	4,508
Class C	4,225
Class I	1,246
Class IS	—
Total	$33,912

26	ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

6. Distributions to shareholders by class

	Six Months Ended April 30, 2013	Year Ended October 31, 2012
Net Investment Income:
Class A	$1,133,361	$776,594
Class B	15,588	4,170
Class C	181,921	85,403
Class I	74,713	32,909
Class IS	2,694,424	2,100,929
Total	$4,100,007	$3,000,005

7. Shares of beneficial interest

At April 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	975,592	$9,135,387	999,713	$8,114,643
Shares issued on reinvestment	123,963	1,114,428	102,277	762,988
Shares repurchased	(1,023,147)	(9,486,529)	(1,843,154)	(14,860,334)
Net increase (decrease)	76,408	$763,286	(741,164)	$(5,982,703)

Class B
Shares sold	9,723	$77,945	10,929	$76,290
Shares issued on reinvestment	1,941	15,313	621	4,082
Shares repurchased	(71,489)	(578,878)	(173,973)	(1,241,889)
Net decrease	(59,825)	$(485,620)	(162,423)	$(1,161,517)

Class C
Shares sold	51,607	$404,951	77,177	$514,305
Shares issued on reinvestment	23,163	173,954	13,135	82,353
Shares repurchased	(176,987)	(1,370,541)	(474,068)	(3,174,312)
Net decrease	(102,217)	$(791,636)	(383,756)	$(2,577,654)

Class I
Shares sold	353,172	$3,292,044	199,898	$1,581,064
Shares issued on reinvestment	2,579	22,851	1,132	8,319
Shares repurchased	(100,455)	(928,346)	(82,647)	(649,977)
Net increase	255,296	$2,386,549	118,383	$939,406

ClearBridge International All Cap Opportunity Fund 2013 Semi-Annual Report	27

	Six Months Ended April 30, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Class IS
Shares sold	230,062	$2,150,297	1,392,730	$10,937,711
Shares issued on reinvestment	299,048	2,694,424	281,249	2,100,929
Shares repurchased	(1,606,552)	(14,907,690)	(3,026,712)	(24,465,349)
Net Decrease	(1,077,442)	$(10,062,969)	(1,352,733)	$(11,426,709)

8. Capital loss carryforward

As of October 31, 2012, the Fund had the following net capital loss carryforward remaining:

Year Expiration	Amount
10/31/2017	$(62,803,078)

This amount will be available to offset any future taxable capital gains.

28	ClearBridge International All Cap Opportunity Fund

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) (the successor in interest to ClearBridge Global Currents Investment Management, LLC, formerly Global Currents Investment Management, LLC) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other

ClearBridge International All Cap Opportunity Fund	29

capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional international multi-cap value funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one- and three-year periods ended June 30, 2012. The Fund performed better than the median performance of the funds in the Performance Universe for each period, and was ranked in the first quintile of the Performance Universe. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2012, which showed that the

30	ClearBridge International All Cap Opportunity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of eight retail front-end load international multi-cap value funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load international multi-cap value funds (the “Expense Universe”). This information showed that the Fund’s

ClearBridge International All Cap Opportunity Fund	31

Contractual Management Fee was lower than the median of management fees paid by the funds in the Expense Group but higher than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement, if any.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

32	ClearBridge International All Cap Opportunity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

ClearBridge

International All Cap Opportunity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller* President

Frank G. Hubbard

Howard J. Johnson* Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President, and Chief Executive Officer.

ClearBridge International All Cap Opportunity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge International All Cap Opportunity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International All Cap Opportunity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01934 6/13 SR13-1936

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	June 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	June 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Equity Trust

Date:	June 25, 2013